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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 27, 2000


                       INTEGRATED CIRCUIT SYSTEMS, INC.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


            Pennsylvania                                   0-19299
             23-2000174                                 (Commission
          (I.R.S. Employer                              File Number)
         of Incorporation
        Identification No.)

        2435 Boulevard of the Generals, Norristown, Pennsylvania 19403
                   (Address of principal executive offices)


                                (610) 630-5300
             (Registrant's telephone number, including area code)

Item 5.  Other Events

        On March 27, 2000, Integrated Circuit Systems, Inc. issued a press release (attached hereto as exhibit 99) announcing the filing of a registration statement relating to the proposed initial public offering of its common stock.


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(c)  Exhibits.
     --------

      Number            Description
      ------            -----------
        99              Press Release dated March 27, 2000



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTEGRATED CIRCUIT SYSTEMS, INC.

Date: March 27, 2000                  By:          /s/ Hock E. Tan
                                          -----------------------------------
                                          Hock E. Tan
                                          President and Chief Executive Officer